CERTIFICATIONS                                         Exhibit 31(a)

I, John E. Anderson, certify that:

1.	I have reviewed this annual report on Form 10-K of Patriot
Transportation Holding, Inc.;
2.	Based on my knowledge, this annual report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this annual report;
3.	Based on my knowledge, the financial statements, and other
financial information included in this annual report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this annual report;
4.	The registrant's other certifying officers and I are responsible for establishing and maintaining disclosure controls and
procedures (as defined in Exchange Act Rules 13a-14 and 15d-14)
for the registrant and have:
a)	designed such disclosure controls and procedures, or caused
such disclosure controls to be designed under our supervision, ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the
per8iod in which this report is being prepared;
b)	evaluated the effectiveness of the registrant's disclosure
controls and procedures and presented in this report our
conclusions about the effectiveness of the disclosures
controls and procedures, as of the end of the period covered by this report based on such evaluation; and
c)	disclosed in this report any changes in the registrant's
internal control over financial reporting that occurred during the registrant's most recent fiscal annual that has materially affected, or is reasonably likely to materially affect, the
registrant's internal control over financial report; and
5.	The registrant's other certifying officers and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the registrant's auditors and the audit committee of registrant's board of directors (or persons performing the equivalent functions):
a)	all significant deficiencies in the design or operation of
internal control over financial reporting which are reasonably likely to adversely affect the registrant's ability to record, process, summarize and report financial information; and
b)	any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal control over financial reporting.

Date: December 23, 2003                /s/John E. Anderson
                                       President and Chief Executive
                                                Officer